							RATE	NEXT
TRADE		SETTLEMENT	MATURITY	NEXT PAY		CALL	TYPE/ RATE	CALL	COUPON
DATE	CUSIP	DATE	DATE	DATE	CALL TYPE (1)	STYLE (2)	SUB-TYPE (3)(4)	DATE	PCT	BANK PAR
6/22/2011	3133732Y7	6/24/2011	3/12/2021	9/12/2011	Non-Callable		Fixed Constant		3.625	13,000,000
6/22/2011	313373SZ6	6/24/2011	6/10/2016	12/10/2011	Non-Callable		Fixed Constant		2.125	19,000,000
6/22/2011	313373UU4	6/24/2011	6/8/2018	12/8/2011	Non-Callable		Fixed Constant		2.750	21,000,000
6/22/2011	313374BJ8	6/30/2011	6/30/2016	9/30/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	9/30/2011	1.375	10,000,000
6/22/2011	313374BJ8	6/30/2011	6/30/2016	9/30/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	9/30/2011	1.375	10,000,000
6/22/2011	313374HY9	7/6/2011	7/6/2026	1/6/2012	Optional Principal Redemption	American	Fixed Constant	1/6/2012	4.375	7,000,000
6/22/2011	313374J27	7/12/2011	7/12/2021	1/12/2012	Optional Principal Redemption	American	Fixed Constant	7/12/2012	3.750	10,000,000
6/22/2011	313374J35	6/27/2011	6/27/2012	12/27/2011	Non-Callable		Fixed Constant		0.250	10,000,000
6/22/2011	313374JB7	6/30/2011	12/30/2014	12/30/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	3/30/2012	0.750	15,000,000
6/22/2011	313374JD3	7/12/2011	1/12/2017	1/12/2012	Optional Principal Redemption	Bermudan	Fixed Constant	8/12/2011	2.250	15,000,000
6/22/2011	313374JE1	7/7/2011	7/7/2015	1/7/2012	Optional Principal Redemption	Bermudan	Fixed Step Up	10/7/2011	1.000	105,000,000
6/22/2011	3133XWE70	6/24/2011	6/13/2014	12/13/2011	Non-Callable		Fixed Constant		2.500	9,000,000
6/23/2011	313374BJ8	6/30/2011	6/30/2016	9/30/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	9/30/2011	1.375	10,000,000
6/23/2011	313374JG6	7/12/2011	7/12/2016	1/12/2012	Optional Principal Redemption	Canary	Fixed Step Up	10/12/2011	1.250	15,000,000
6/23/2011	313374JL5	7/11/2011	7/24/2012	8/11/2011	Optional Principal Redemption	Bermudan	Fixed Constant	8/11/2011	0.350	150,000,000
6/23/2011	313374JP6	6/30/2011	6/29/2012	12/30/2011	Non-Callable		Fixed Constant		0.250	250,000,000
6/23/2011	313374JZ4	6/30/2011	3/30/2012	9/30/2011	Non-Callable		Fixed Constant		0.160	100,000,000
6/23/2011	3133XWE70	6/27/2011	6/13/2014	12/13/2011	Non-Callable		Fixed Constant		2.500	2,000,000
6/23/2011	3133XYHD0	6/27/2011	6/14/2013	12/14/2011	Non-Callable		Fixed Constant		1.625	5,000,000
6/24/2011	313374BJ8	6/30/2011	6/30/2016	9/30/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	9/30/2011	1.375	10,000,000
6/24/2011	313374JL5	7/11/2011	7/24/2012	8/11/2011	Optional Principal Redemption	Bermudan	Fixed Constant	8/11/2011	0.350	100,000,000
6/24/2011	313374KG4	6/28/2011	6/28/2012	12/28/2011	Non-Callable		Fixed Constant		0.230	50,000,000
6/24/2011	313374KG4	6/28/2011	6/28/2012	12/28/2011	Non-Callable		Fixed Constant		0.230	100,000,000
6/24/2011	313374KG4	6/28/2011	6/28/2012	12/28/2011	Non-Callable		Fixed Constant		0.230	100,000,000
6/24/2011	313374KM1	6/29/2011	6/29/2012	12/29/2011	Non-Callable		Fixed Constant		0.250	20,000,000
6/24/2011	313374KM1	6/29/2011	6/29/2012	12/29/2011	Non-Callable		Fixed Constant		0.250	25,000,000
6/24/2011	313374KM1	6/29/2011	6/29/2012	12/29/2011	Non-Callable		Fixed Constant		0.250	60,000,000
6/24/2011	3133XYHU2	6/28/2011	6/9/2017	12/9/2011	Non-Callable		Fixed Constant		3.375	1,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
•    American-redeemable continuously on and after the first redemption date and until maturity.
•    Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.
•    European-redeemable on a particular date only.
•    Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
•    Multi-European-redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity, or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.